SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                  May 15, 1997


                      Banc One Auto Grantor Trust 1996 - A
                      ------------------------------------
                    (Issuer with respect to the Certificates)

                              Bank One, Texas, N.A.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  United States
                  ---------------------------------------------
                  (State or other jurisdiction of organization)


             333-1092
            333-1092-01                       75-2270994
      -----------------------      -----------------------------------
     (Commission File Number)     (IRS Employer Identification Number)



            c/o Bank One, Texas, N.A., as Servicer, 1717 Main Street,

                    Attn: Jeff Stewart, Dallas, Texas 75201
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (214) 290-7437

Item 5. Other Events

          (a) On May 15, 1997, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit
               99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

               This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from April 15, 1997 through May 14, 1997 and for the Collection Period from April 1, 1997 through April 30, 1997.

          (b) During the April 1997 Collection Period, Bank One, Texas, N.A., as seller, made an additional deposit of $10,113,801.19 into the Reserve Account. This deposit accelerated the funding of the Reserve Account up to the level required by the Pooling and Servicing Agreement.

Item 7. Exhibits

               See page 5 for Exhibit Index

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               BANC ONE AUTO GRANTOR TRUST 1996-A

                               By: Bank One, Texas, N.A., as Servicer on ... behalf of the Trust


Date: May 8, 1997              By:          /s/ Jeff Stewart
                                      -----------------------------
                               Name:        Jeff Stewart
                                      -----------------------------
                               Title:       Vice President
                                     ------------------------------

EXHIBIT INDEX


Exhibit   Description                                                 Page
-------   -----------                                                 ----


99.1      Monthly Statements and Additional Information.............  6-14

                             Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated March 1, 1996)



                           Banc One Auto Trust 1996-A



               Interest Period April 15, 1997 through May 14, 1997

             Collection Period April 1, 1997 through April 30, 1997




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by: /s/  Jeff Stewart               Attested:  /s/ Chris Klimko
           --------------------------                 -------------------------
                Jeff Stewart                              Secretary
                Vice President                            Bank One, Texas, N.A.
                Bank One, Texas, N.A.